Financial instruments - Gearing Ratio (Details) - USD ($) $ in Thousands	Dec. 31, 2017	Dec. 31, 2016	Dec. 31, 2015	Dec. 31, 2014
Financial instruments
Debt	$ 3,313,048	$ 3,025,283	$ 1,414,943
Cash and cash equivalent	(1,838,300)	(2,126,011)	(1,005,201)	$ (603,036)
Other financial assets - current	(683,812)	(31,543)	(282,880)
Net debt	790,936	867,729	126,862
Equity	$ 6,721,335	$ 5,403,227	$ 4,190,255	$ 3,307,722
Net debt to equity ratio	11.80%	16.10%	1.30%